UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2021

DMY TECHNOLOGY GROUP, INC. III

(Exact name of registrant as specified in its charter)

Delaware	001-39694	84-2992192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	DMYI.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	DMYI	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DMYI WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.

On January 12, 2021, dMY Sponsor II, LLC, dMY Technology Group, Inc. II (collectively “dMY II”) and dMY Sponsor III, LLC, dMY Technology Group Inc. III (collectively “dMY III”) accepted service of a lawsuit where they are named as Counterclaim Defendants in an underlying action by and between GTY Technology Holdings, Inc. (“GTY”), dMY Technology Holdings Inc. and dMY Sponsor, LLC (collectively “dMY I”) and Carter Glatt (“Glatt”) and Captains Neck Holdings LLC (“Captains Neck”). See dMY Sponsor, LLC et al. v. Carter Glatt et al., Index No. 653903/2020 (Sup. Ct. N.Y. County 2020) (the “Underlying Lawsuit”).

The Underlying Lawsuit seeks a declaratory judgment that Glatt and Captains Neck are not entitled to Class Y Units of dMY Sponsor LLC and contains claims arising from Glatt’s termination of employment from GTY on or about April 3, 2020 including theft and misappropriation of confidential GTY information, breach of contract, breach of the duties of loyalty and fiduciary duty and conversion.

Glatt has, among other things, responded to the Underlying Lawsuit by adding Harry L. You, Niccolo de Masi, dMY II and dMY III as Counterclaim Defendants and adding Dune Acquisition Holdings LLC, a newly formed special purpose acquisition company (NASDAQ trading symbol DUNEU) as a Counterclaimant and asserting claims for breach of contract, fraudulent misrepresentation, negligent misrepresentation, tortious interference with business relations, quantum meruit and unjust enrichment.

dMY II and dMY III have never employed Glatt and have no business agreements with him.

dMY II and dMY III deny the claims against them and intend to vigorously defend themselves.

Cautionary Note Concerning Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements,” including with respect to the intentions of dMY II and dMY III with respect to Glatt’s claims. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of dMY II and dMY III, including those set forth in the corresponding Risk Factors section of the respective registration statements for each of dMY II and dMY III for the initial public offering filed with the SEC. Copies are available on the SEC’s website, www.sec.gov. dMY II and dMY III undertake no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY TECHNOLOGY GROUP, INC. III

By:	/s/ Niccolo de Masi
Name: Niccolo de Masi
Title: Chief Executive Officer

Dated: January 19, 2021